================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM N-Q

  QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANY

                  Investment Company Act file number 811-22186

                Oppenheimer Master International Value Fund, LLC
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: April 30

                      Date of reporting period: 07/29/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

                                                                            Shares                Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS-96.3%
-------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-22.8%
-------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS-0.9%
Cie Generale des Etablissements Michelin, B Shares                              47,475            $ 3,976,112
-------------------------------------------------------------------------------------------------------------
AUTOMOBILES-5.3%
Bayerische Motoren Werke (BMW) AG, Preference                                  102,993              6,508,653
-------------------------------------------------------------------------------------------------------------
Hyundai Motor Co. Ltd., Preference                                             111,600              8,108,280
-------------------------------------------------------------------------------------------------------------
PSA Peugeot Citroen                                                             91,660              3,465,461
-------------------------------------------------------------------------------------------------------------
Toyota Motor Corp.                                                             120,397              4,934,111
                                                                                                   ----------
                                                                                                   23,016,505
-------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-3.1%
Emperor Entertainment Hotel Ltd.                                            17,953,307              4,146,393
-------------------------------------------------------------------------------------------------------------
Enterprise Inns plc(1)                                                       2,045,595              1,851,834
-------------------------------------------------------------------------------------------------------------
Thomas Cook Group plc                                                        4,426,980              4,737,825
-------------------------------------------------------------------------------------------------------------
Tui Travel plc                                                                 874,577              2,783,841
                                                                                                  -----------
                                                                                                   13,519,893
-------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES-4.6%
Barratt Developments plc(1)                                                  2,293,427              3,682,064
-------------------------------------------------------------------------------------------------------------
First Juken Co. Ltd.                                                           808,400              6,216,442
-------------------------------------------------------------------------------------------------------------
Hajime Construction Co. Ltd.                                                   110,149              3,462,500
-------------------------------------------------------------------------------------------------------------
Haseko Corp.(1)                                                              7,910,951              6,473,857
                                                                                                  -----------
                                                                                                   19,834,863
-------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS-1.2%
Sega Sammy Holdings, Inc.                                                      234,877              5,055,416
-------------------------------------------------------------------------------------------------------------
MEDIA-3.6%
Jupiter Telecommunications Co. Ltd.                                              3,737              4,359,065
-------------------------------------------------------------------------------------------------------------
Societe Television Francaise 1                                                 380,727              7,239,109
-------------------------------------------------------------------------------------------------------------
Vivendi SA                                                                     171,864              4,098,412
                                                                                                    ---------
                                                                                                   15,696,586
-------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL-2.5%
Aoyama Trading Co.                                                             248,358              4,358,403
-------------------------------------------------------------------------------------------------------------
Dickson Concepts International Ltd.                                          2,243,699              1,698,518
-------------------------------------------------------------------------------------------------------------
Otsuka Kagu Ltd.                                                               250,743              2,351,581
-------------------------------------------------------------------------------------------------------------
Praktiker AG                                                                   597,881              2,108,228
                                                                                                  -----------
                                                                                                   10,516,730
-------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS-1.6%
Asics Corp.                                                                    347,240              5,290,804
-------------------------------------------------------------------------------------------------------------
China Hongxing Sports Ltd.                                                  14,719,000              1,452,015
                                                                                                  -----------
                                                                                                    6,742,819
-------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES-8.9%
-------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-1.9%
Tesco plc                                                                    1,338,621              8,392,364
-------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS-5.0%
Chaoda Modern Agriculture (Holdings) Ltd.                                   13,513,000              5,409,535
-------------------------------------------------------------------------------------------------------------
Nestle SA                                                                      219,841             13,985,005
-------------------------------------------------------------------------------------------------------------
Premier Foods plc(1)                                                         6,857,830              2,044,224
                                                                                                  -----------
                                                                                                   21,438,764

1 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

                                                               Shares             Value
----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS-2.0%
Amorepacific Group                                                29,454          $  6,481,389
----------------------------------------------------------------------------------------------
Coreana Cosmetics Co. Ltd.(1),(2)                              2,382,324             2,282,223
                                                                                  ------------
                                                                                     8,763,612
                                                                                  ------------
ENERGY-10.1%
----------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-3.2%
Master Marine AS(1)                                                  640                    74
----------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA(1)                                    167,501             2,706,573
----------------------------------------------------------------------------------------------
Sevan Drilling AS(1)                                           2,470,618             2,190,060
----------------------------------------------------------------------------------------------
Shinko Plantech Co. Ltd.                                         772,400             9,069,944
                                                                                  ------------

                                                                                    13,966,651
----------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-6.9%
BP plc                                                           692,159             5,203,156
----------------------------------------------------------------------------------------------
Eni SpA                                                          355,975             7,718,073
----------------------------------------------------------------------------------------------
Inpex Corp.                                                          880             6,847,048
----------------------------------------------------------------------------------------------
OAO Gazprom, Sponsored ADR                                       112,280             1,588,893
----------------------------------------------------------------------------------------------
Tatneft, Preference                                              525,738             1,813,368
----------------------------------------------------------------------------------------------
Total SA                                                         119,106             6,419,825
                                                                                  ------------

                                                                                    29,590,363
----------------------------------------------------------------------------------------------
FINANCIALS-15.6%
----------------------------------------------------------------------------------------------
CAPITAL MARKETS-1.3%
Credit Suisse Group AG                                           109,019             3,924,981
----------------------------------------------------------------------------------------------
Ichiyoshi Securities Co. Ltd.                                    273,412             1,555,556
                                                                                  ------------
                                                                                     5,480,537
----------------------------------------------------------------------------------------------
COMMERCIAL BANKS-4.9%
Anglo Irish Bank Corp. plc(1)                                     51,641                     -
----------------------------------------------------------------------------------------------
Banca Monte dei Paschi di Siena SpA                            9,364,713             6,966,346
----------------------------------------------------------------------------------------------
Credit Agricole SA                                               702,169             8,593,272
----------------------------------------------------------------------------------------------
National Bank of Greece SA(1)                                    279,322             1,898,430
----------------------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.                            117,300             3,708,621
                                                                                  ------------

                                                                                    21,166,669
----------------------------------------------------------------------------------------------
CONSUMER FINANCE-1.3%
International Personal Finance plc                             1,073,366             5,528,556
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-0.6%
RHJ International Ltd.(1)                                        126,359               847,913
----------------------------------------------------------------------------------------------
Warsaw Stock Exchange                                            112,275             1,969,171
                                                                                  ------------

                                                                                     2,817,084
----------------------------------------------------------------------------------------------
INSURANCE-5.6%
Aegon NV(1)                                                    1,003,366             5,734,480
----------------------------------------------------------------------------------------------
Fondiaria-Sai SpA(1)                                           3,958,640             6,113,253
----------------------------------------------------------------------------------------------
Swiss RE Ltd.                                                    120,686             6,741,281
----------------------------------------------------------------------------------------------
Zurich Financial Services AG                                      22,879             5,429,684
                                                                                  ------------

                                                                                    24,018,698
----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS-1.5%
Heiwa Real Estate REIT, Inc.                                       2,232             1,343,810
----------------------------------------------------------------------------------------------
Ichigo Real Estate Investment Corp.                                1,005             1,161,850
----------------------------------------------------------------------------------------------
Invincible Investment, Inc.                                       11,244             1,795,009
----------------------------------------------------------------------------------------------

2 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

                                                                       Shares           Value
---------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Japan Rental Housing Investments, Inc.                                 4,950            $ 2,314,737
                                                                                        -----------
                                                                                          6,615,406
                                                                                        -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.4%
Emperor International Holdings Ltd.                                8,100,157              1,860,373
---------------------------------------------------------------------------------------------------
HEALTH CARE-5.1%
---------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-0.7%
Medipal Holdings Corp.                                               303,132              2,866,534
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS-4.4%
GlaxoSmithKline plc                                                  278,850              6,222,325
---------------------------------------------------------------------------------------------------
Sanofi                                                               165,204             12,824,542
                                                                                         ----------
                                                                                         19,046,867
---------------------------------------------------------------------------------------------------
INDUSTRIALS-12.3%
---------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.9%
BAE Systems plc                                                      513,810              2,549,504
---------------------------------------------------------------------------------------------------
European Aeronautic Defense & Space Co.                              175,260              6,054,071
---------------------------------------------------------------------------------------------------
Safran SA                                                             94,428              3,907,670
                                                                                        -----------
                                                                                         12,511,245
---------------------------------------------------------------------------------------------------
AIRLINES-2.3%
Chorus Aviation, Inc.                                                511,603              2,629,097
---------------------------------------------------------------------------------------------------
Deutsche Lufthansa AG                                                323,693              6,534,883
---------------------------------------------------------------------------------------------------
Turk Hava Yollari Anonim Ortakligi(1)                                390,634                728,385
                                                                                          ---------
                                                                                          9,892,365
---------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING-1.8%
Vinci SA                                                             133,585              7,718,492
---------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-2.6%
Shun Tak Holdings Ltd.                                            16,710,000             11,060,913
---------------------------------------------------------------------------------------------------
MACHINERY-1.5%
Hyundai Mipo Dockyard Co. Ltd.                                        39,743              6,295,249
---------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES-0.3%
Assystem                                                              64,436              1,473,082
---------------------------------------------------------------------------------------------------
ROAD & RAIL-0.9%
Northgate plc(1)                                                     792,117              3,975,527
---------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-6.0%
---------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-0.6%
Nokia OYJ                                                            344,755              1,995,013
---------------------------------------------------------------------------------------------------
Research In Motion Ltd.(1)                                            17,963                449,898
                                                                                        -----------
                                                                                          2,444,911
---------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS-2.3%
Japan Digital Laboratory Co. Ltd.                                    606,679              7,533,742
---------------------------------------------------------------------------------------------------
Wincor Nixdorf AG                                                     39,369              2,470,957
                                                                                        -----------
                                                                                         10,004,699
---------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.1%
A&D Co. Ltd.                                                         737,033              3,669,330
---------------------------------------------------------------------------------------------------
Hitachi Ltd.                                                         204,000              1,269,286
                                                                                        -----------
                                                                                          4,938,616
---------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-0.9%
So-net Entertainment Corp.                                               783              3,824,226

3 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

                                                                    Shares                Value
-----------------------------------------------------------------------------------------------------
IT SERVICES-0.4%
Alten SA                                                                46,947            $ 1,747,220
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS-0.7%
Canon, Inc.                                                             60,754              2,959,375
-----------------------------------------------------------------------------------------------------
MATERIALS-3.4%
-----------------------------------------------------------------------------------------------------
CHEMICALS-0.8%
Arkema                                                                  24,989              2,447,051
-----------------------------------------------------------------------------------------------------
Ohara, Inc.                                                             97,068              1,041,478
                                                                                          -----------
                                                                                            3,488,529
-----------------------------------------------------------------------------------------------------
METALS & MINING-2.6%
Aperam                                                                   6,733                186,787
-----------------------------------------------------------------------------------------------------
ArcelorMittal                                                          165,784              5,152,988
-----------------------------------------------------------------------------------------------------
Hindalco Industries Ltd.                                               399,544              1,517,983
-----------------------------------------------------------------------------------------------------
Rio Tinto plc                                                           63,135              4,407,327
                                                                                          -----------
                                                                                           11,265,085
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-9.4%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-6.8%
Deutsche Telekom AG                                                    522,864              8,144,159
-----------------------------------------------------------------------------------------------------
KT Corp.(1)                                                              2,820                105,787
-----------------------------------------------------------------------------------------------------
KT Corp., Sponsored ADR                                                184,900              3,653,624
-----------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                     225,300             11,120,860
-----------------------------------------------------------------------------------------------------
Telecom Italia SpA RNC                                               6,000,997              6,420,042
                                                                                          -----------

                                                                                           29,444,472
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-2.6%
KDDI Corp.                                                                 780              5,795,415
-----------------------------------------------------------------------------------------------------
Vodafone Group plc                                                   1,864,265              5,263,346
                                                                                          -----------

                                                                                           11,058,761
-----------------------------------------------------------------------------------------------------
UTILITIES-2.7%
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-2.4%
Enel SpA                                                               777,986              4,466,586
-----------------------------------------------------------------------------------------------------
Federal Hydrogenerating                                             32,492,487              1,623,542
-----------------------------------------------------------------------------------------------------
Okinawa Electric Power Co. (The)                                       100,533              4,511,808
                                                                                          -----------
                                                                                           10,601,936
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES-0.3%
RWE AG                                                                  22,517              1,182,406
                                                                                          -----------
Total Common Stocks (Cost $399,252,317)                                                   415,798,511

                                                                                Principal
                                                                                Amount
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES-0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15
(Cost $370,228)                                                                 247,479   EUR           496,666
---------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES-0.0%
Cattles plc, 7.875% Nts., 1/17/14(3) (Cost $261,190)                            771,000   GBP            56,950
---------------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES-0.9%
BNP Paribas Arbitrage Issuance BV Amsterdam, KT Corp. Equity Linked Nts.
(Cost $3,441,234)                                                                94,000               3,526,226

4 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

                                                                                            Shares                Value
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%(2,4) (Cost $7,763,298)            7,763,298             $  7,763,298
------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $411,088,267)                                                  99.1%             427,641,651
------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                   0.9                4,063,783
                                                                                            ----------------------------------
Net Assets                                                                                      100.0%            $431,705,434
                                                                                            ==================================

Footnotes to Statement of Investments

* July 29, 2011 represents the last business day of the Fund's quarterly period.

See accompanying Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR          Euro
GBP          British Pound Sterling

1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 29, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                             SHARES               GROSS              GROSS                SHARES
                                                     APRIL 29, 2011(a)        ADDITIONS         REDUCTIONS         JULY 29, 2011
--------------------------------------------------------------------------------------------------------------------------------
Coreana Cosmetics Co. Ltd.                           2,158,180                   224,144                 -         2,382,324
Oppenheimer Institutional Money Market Fund, Cl. E   29,501,267               31,537,625        53,275,594         7,763,298

                                                                                    VALUE              INCOME
----------------------------------------------------------------------------------------------------------------
Coreana Cosmetics Co. Ltd.                                                          $  2,282,223       $       -
Oppenheimer Institutional Money Market Fund, Cl. E                                     7,763,298          12,062
                                                                                    ----------------------------
                                                                                    $ 10,045,521       $  12,062
                                                                                    ============================

(a). April 29, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4.   Rate shown is the 7-day yield as of July 29, 2011.

5 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

VALUATION  INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of July 29, 2011 based on valuation input level:

                                                                          LEVEL 2-              LEVEL 3-
                                                  LEVEL 1-           OTHER SIGNIFICANT        SIGNIFICANT
                                                UNADJUSTED             OBSERVABLE           UNOBSERVABLE
                                               QUOTED PRICES              INPUTS                INPUTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                      $  65,072,251         $      31,834,658      $    1,452,015      $  98,358,924
   Consumer Staples                               16,217,371                22,377,369                   -         38,594,740
   Energy                                         15,916,992                27,639,948                  74         43,557,014
   Financials                                     18,455,470                49,031,853                   -         67,487,323
   Health Care                                     2,866,534                19,046,867                   -         21,913,401
   Industrials                                    17,660,696                35,266,177                   -         52,926,873
   Information Technology                         18,507,484                 7,411,563                   -         25,919,047
   Materials                                       3,488,529                11,265,085                   -         14,753,614
   Telecommunication Services                     34,083,191                 6,420,042                   -         40,503,233
   Utilities                                       7,317,756                 4,466,586                   -         11,784,342
Convertible Corporate Bonds and Notes                      -                   496,666                   -            496,666
Non-Convertible Corporate Bonds and Notes                  -                    56,950                   -             56,950
Structured Securities                                      -                 3,526,226                   -          3,526,226
Investment Company                                 7,763,298                         -                   -          7,763,298
                                               ------------------------------------------------------------------------------
Total Investments, at Value                      207,349,572               218,839,990           1,452,089        427,641,651
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                        -                    63,826                   -             63,826
                                               -----------------------------------------------------------------------------
Total Assets                                   $ 207,349,572          $    218,903,816       $   1,452,089      $ 427,705,477
                                               ------------------------------------------------------------------------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts            $           -          $     (2,635,476)      $          -       $  (2,635,476)
                                               ------------------------------------------------------------------------------
Total Liabilities                              $           -          $     (2,635,476)      $          -       $  (2,635,476)
                                               ------------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

6 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 29, 2011* (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS INTO       TRANSFERS OUT        TRANSFERS INTO         TRANSFERS
                                   LEVEL 1*          OF LEVEL 1**           LEVEL 2**          OUT OF LEVEL 2*
--------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $    18,046,057      $   (7,502,656)      $     7,502,656      $ (18,046,057)
   Consumer Staples                   4,095,736          (4,929,738)            4,929,738         (4,095,736)
   Energy                                     -          (3,225,598)            3,225,598                  -
   Financials                         2,025,108                   -                     -         (2,025,108)
   Industrials                        6,234,387                   -                     -         (6,234,387)
   Information Technology             2,259,771          (1,576,718)            1,576,718         (2,259,771)
   Materials                          1,412,412                   -                     -         (1,412,412)
   Telecommunication Services         3,965,583                   -                     -         (3,965,583)
                                -------------------------------------------------------------------------------
Total Assets                    $    38,039,054      $  (17,234,710)      $    17,234,710      $ (38,039,054)
                                -------------------------------------------------------------------------------

----------
* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

     See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

GEOGRAPHIC HOLDINGS               VALUE                                PERCENT
--------------------------------------------------------------------------------
Japan                             $ 114,890,808                        26.9%
France                               70,460,985                        16.5
United Kingdom                       52,291,516                        12.2
Italy                                31,684,300                         7.4
Korea, Republic of South             30,452,778                         7.1
Switzerland                          30,080,951                         7.0
Germany                              26,949,286                         6.3
Hong Kong                            12,921,286                         3.0
United States                         7,763,298                         1.8
Bermuda                               7,296,926                         1.7
The Netherlands                       5,734,480                         1.3
Cayman Islands                        5,409,535                         1.3
Luxembourg                            5,339,775                         1.3
Russia                                5,025,803                         1.2
Norway                                4,896,707                         1.1
Australia                             4,407,327                         1.0
Canada                                3,078,995                         0.7
Finland                               1,995,013                         0.5
Poland                                1,969,171                         0.5
Greece                                1,898,430                         0.4
India                                 1,517,983                         0.4

7 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

GEOGRAPHIC HOLDINGS       VALUE         PERCENT
-----------------------------------------------
Belgium                        847,913      0.2
Turkey                         728,385      0.2
Ireland                              -        -
                          ----------------------
Total                     $427,641,651    100.0%
                          ======================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JULY 29, 2011 ARE AS FOLLOWS:

                                                            CONTRACT
COUNTERPARTY/CONTRACT                                        AMOUNT         EXPIRATION                UNREALIZED     UNREALIZED
DESCRIPTION                                     BUY/SELL    (000'S)            DATE        VALUE     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
BARCLAY'S CAPITAL:
Euro (EUR)                                      Sell           18,135  EUR    12/21/11  $25,964,433  $      63,826  $           -
Japanese Yen (JPY)                              Sell        3,486,300  JPY    12/21/11   45,363,980              -      1,785,230
                                                                                                     ----------------------------
                                                                                                            63,826      1,785,230
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE
Swiss Franc (CHF)                               Sell           17,370  CHF    10/20/11   22,096,735              -        847,599
---------------------------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK CAPITAL CORP.
Euro (EUR)                                      Sell              549  EUR      8/2/11      788,403              -          2,640
---------------------------------------------------------------------------------------------------------------------------------
RBS GREENWICH CAPITAL
Euro (EUR)                                      Sell               23  EUR      8/1/11       32,662              -              7
                                                                                                     ----------------------------
Total unrealized appreciation and depreciation                                                       $      63,826  $   2,635,476
                                                                                                     ============================

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. Since July 29, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Since April 29, 2011 represents the last day during the Fund's 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing

8  |  Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost                               $261,190
Market Value                       $ 56,950
Market Value as a % of Net Assets     0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment

9  |  Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

10  |  Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of July 29, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $63,826, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of July 29, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $2,569,003 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of July 29, 2011, the Fund could have been required to pay this amount in cash to its counterparties.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

11  |  Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended July 29, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,963,683 and $201,612,260, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

12  |  Oppenheimer Master International Value Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/29/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC

By: /s/ William F. Glavin, Jr.
    -------------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    -------------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2011

By: /s/ Brian W. Wixted
    -------------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2011